EXHIBIT A

                             JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, as amended, to file this Schedule 13D jointly on behalf of each such party.

The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.

Dated:  January 19, 2007

                                      GENSTAR IV GP LLC

                                      By:  /s/  Jean-Pierre L. Conte
                                          --------------------------------------
                                      Name:  Jean-Pierre L. Conte
                                      Title:  Managing Director



                                      GENSTAR CAPITAL IV, L.P.

                                      By:  Genstar IV GP LLC
                                      Its:  General Partner

                                      By:  /s/  Jean-Pierre L. Conte
                                          --------------------------------------
                                      Name: Jean-Pierre L. Conte
                                      Title:  Managing Director



                                      GENSTAR CAPITAL PARTNERS IV, L.P.

                                       By:  Genstar Capital IV, L.P.
                                       Its: General Partner

                                       By:  Genstar IV GP LLC
                                       Its: General Partner

                                      By:  /s/  Jean-Pierre L. Conte
                                          --------------------------------------
                                      Name: Jean-Pierre L. Conte
                                      Title:  Managing Director



                                      IAC HOLDING CO.

                                      By:  /s/  Darren J. Gold
                                          --------------------------------------
                                      Name:  Darren J. Gold
                                      Title:  President